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    SILICON VALLEY BANK


PLEDGE AGREEMENT

PLEDGOR:      PREMIER LASER SYSTEMS, INC.   DOLLAR AMOUNT TO BE
                                                 PLEDGED:
ADDRESS:      3 MORGAN                          $1,000,000
              IRVINE, CALIFORNIA 92718          ----------
                                                ----------

DATE:         FEBRUARY 13, 1997

THIS PLEDGE AGREEMENT is entered into as of the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Lakeside Drive, Santa Clara, California 95054, and the pledgor named above ("Pledgor").

    1. PLEDGE OF FUNDS. Pledgor shall concurrently deposit with Silicon the sum set forth above, by wire transfer or cashier's check payable to Silicon, which funds shall be invested in a certificate of deposit issued by Silicon, at the interest rate currently offered by Silicon (which, together with all proceeds thereof is referred to in this Agreement as the "Certificate of Deposit"). Pledgor hereby pledges to Silicon and grants Silicon a security interest in such funds and the Certificate of Deposit to secure the payment and performance of all present and future debts, duties, obligations, liabilities, representations, warranties and guaranties of the Pledgor to Silicon, heretofore, now, or hereafter made, incurred or created, whether primary, secondary, direct, absolute, contingent, fixed, secured or unsecured, whether as principal, guarantor or otherwise, whether joint or several, whether evidenced by written instrument or oral, whether monetary or non-monetary, and regardless of whether or not the instrument evidencing the same recites that it is secured hereby, including without limitation any and all of the foregoing arising under the Loan Agreement between Pledgor and Silicon dated June 3, 1996, as amended from time to time (the "Loan Agreement") and all extensions and renewals and modifications thereof, and including without limitation any and all attorneys' fees, court costs and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Pledgor and any and all costs, fees and expenses incurred by Silicon in connection with any of the foregoing (all of the foregoing is hereinafter collectively referred to as the "Indebtedness").
Unless and until an "Event of Default" (as defined below) shall occur, interest on the Certificate of Deposit shall be paid to Pledgor.

    2. RENEWAL OF CERTIFICATE OF DEPOSIT. At the maturity of the Certificate of Deposit, Silicon is hereby authorized to reinvest the proceeds in a new Certificate of Deposit issued by Silicon having such term as Silicon shall specify, and bearing interest at the rate then regularly offered by Silicon. Silicon shall have no liability for any loss of interest on the Certificate of Deposit, whether resulting from delays in reinvesting the proceeds of the Certificate of deposit or from any other cause.

    3. REPRESENTATION, WARRANTIES AND COVENANTS. Pledgor hereby represents and warrants that (i) Pledgor has good title to the Certificate of Deposit, free and clear of any and all claims, liens, encumbrances and security interests,
(ii) this Agreement has been duly and validly authorized, executed and delivered and constitutes the binding obligation of Pledgor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Agreement does not violate or constitute a default under (with or without giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Pledgor is a party or by which it or its assets are affected or bound.

    4. RECOURSE TO CERTIFICATE OF DEPOSIT; EVENTS OF DEFAULT. If any Event of Default shall occur, Silicon shall have the right, without notice to or demand upon Pledgor, to obtain payment of the Certificate of Deposit (regardless of whether or not it has matured and regardless of any loss of interest resulting from its payment prior to maturity of any other cause), and to apply the proceeds thereof to the Indebtedness, regardless of whether or not the Indebtedness is then due and payable by their terms. An "Event of Default," as used herein, shall be deemed to occur in the event Pledgor shall fail to pay or perform when due all or any part of the Indebtedness, or any other default or event of default occurs under, or as specified in,


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any present or future instrument or agreement between Silicon and Pledgor, including but not limited to the Loan Agreement.

    5. REMEDIES, CUMULATIVE; NO WAIVER. Silicon shall have the right to recourse to the Certificate of Deposit to the full extent provided for herein and in any other document or instrument evidencing obligations of Pledgor to Silicon. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Silicon's right to proceed in any other form of action or proceeding or against any other party. The failure of Silicon to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Silicon by law.

    6. TERM. This Agreement and Silicon's rights hereunder shall continue in full force and effect until all agreements between Silicon and Pledgor have terminated and all of the Indebtedness has been fully paid, performed and discharged. Following such date all of the foregoing events have occurred, Silicon shall return the Certificate of Deposit to Pledgor.

    7. COSTS. Pledgor shall, upon demand, reimburse Silicon for all reasonable costs, fees and expenses, which are incurred by Silicon in connection with or arising out of this Pledge Agreement or the enforcement hereof (including without limitation reasonable attorneys' fees), whether or not suit be brought.

    8. INTEGRATION. This Agreement is the entire and only agreement between Pledgor and Silicon with respect to the subject matter hereof, and all representations, warranties, agreements or undertakings with respect to the subject hereof which are not set forth herein, are superseded hereby. Nothing herein shall, however, limit or affect any of the terms or provisions of any other document or agreement between Pledgor and Silicon, and all of the same shall continue in full force and effect.

    9. REVIVOR. If any payment made on any of the Indebtedness to Silicon shall for any reason be required to be returned by Silicon, whether on the ground that such payment constituted a preference or for any other reason, then for purposes of this Agreement, and notwithstanding any prior termination of this Agreement, such payment shall be treated as not having been made, and this Agreement shall in all respects be effective with respect to the Indebtedness, as though such payment had not been made; and if the Certificate of Deposit or the funds represented thereby have been released or returned to Pledgor, then Pledgor shall return the Certificate of Deposit or the funds, as the case may be, to Silicon, to be held and dealt with in accordance with the terms of this Agreement.

    10. WAIVER; AMENDMENT. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Pledgor and a duly authorized officer of Silicon.

    11. SUCCESSORS. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Silicon and its successors and assigns and shall be binding upon Pledgor and his or its heirs, executors, administrators, personal representatives, successors and assigns.

    12. HEADINGS. Paragraph headings are used herein for convenience only; the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

    13. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of California. Pledgor hereby agrees that all actions or proceedings relating directly or indirectly hereto may, at the option of Silicon, be litigated in courts located within said State, and Pledgor hereby expressly consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or by certified or registered mailing directed to Pledgor at his last address known to Silicon.

    14. MUTUAL WAIVER OF JURY TRIAL. SILICON AND PLEDGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND PLEDGOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR PLEDGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR PLEDGOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

    Silicon:
         SILICON VALLEY BANK

         By  /S/ Robert Anderson
           -------------------------------
         Title
              ----------------------------

    Pledgor:
         PREMIER LASER SYSTEMS, INC.

         By  /S/ COLETTE COZEAN
           -------------------------------
         Title   CHIEF EXECUTIVE OFFICER
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